UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2020

BIOCARDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-21419	23-2753988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Shoreway Road, Suite B San Carlos, California 94070
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 226-0120

_____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	BCDA	The Nasdaq Capital Market
Warrant to Purchase Common Stock	BCDAW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01     Other Events.

On December 14, 2020, BioCardia, Inc. (“BioCardia” or the “Company”) reported that it anticipates data safety monitoring board (DSMB) verbal feedback by the end of December 15, 2020 on interim data from the Company’s pivotal Phase 3 CardiAMP Heart Failure Trial that is currently enrolling nationwide for infusion of BioCardia’s CardiAMP™ autologous cell therapy to the myocardium. The DSMB is then anticipated to provide its written feedback approximately 24 hours later. BioCardia plans to provide an announcement pre-market on December 17, 2020 summarizing the feedback and outlining the next resulting steps.

The CardiAMP Heart Failure study has been approved by the FDA to enroll up to 260 patients at up to 40 centers. The purpose of the study is to determine the safety and efficacy of CardiAMP cell therapy in the treatment of patients with ischemic heart failure. The FDA has said that the trial qualifies as a pivotal trial to produce the primary data to support market registration for the CardiAMP cell therapy for this significant unmet clinical need.

Cautionary Statement Regarding Forward-Looking Statements

This filing contains “forward looking statements” made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that are subject to certain risks and uncertainties, as well as assumptions, that could cause actual results to differ materially from historical results and those presently anticipated or projected. Forward-looking statements in this filing include the timing of verbal and written feedback from the DSMB on BioCardia’s CardiAMP Heart Failure Trial and BioCardia’s timing of an announcement summarizing such feedback. These forward-looking statements and their implications are based on the current expectations of the management of BioCardia only, and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements, including that the timing of the DSMB feedback is outside BioCardia’s control and may not occur as expected. BioCardia cautions investors not to place undue reliance on forward-looking statements, which speak only as of the date hereof. BioCardia disclaims any obligation to update these forward-looking statements. For a more detailed description of the risks and uncertainties affecting BioCardia, reference is made to BioCardia’s reports filed from time to time with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOCARDIA, INC.

/s/ David McClung
David McClung
Chief Financial Officer

Date: December 14, 2020